UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 11, 2011

AFFYMETRIX, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	77-0319159
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3420 Central Expressway, Santa Clara, California 95051

(Address of principal executive offices, with zip code)

(408) 731-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Extension of Leases

On July 11, 2011, Affymetrix, Inc. (the “ Company ”) entered into amendments to its existing leases with SI 34, LLC, as successor in interest to Sobrato Interests (the “Landlord”), for the Company’s premises located at 3380, 3420 and 3450 Central Expressway, Santa Clara, California (the “Lease Amendments”), consisting of approximately 201,000 rentable square feet in the aggregate. The Lease Amendments extend the term of the existing leases for ten years, from September 1, 2013 through August 31, 2023. All material provisions of the leases remain the same, except (i) the Landlord granted the Company two options to extend the lease term, each for an additional term of five (5) years; (ii) in consideration for the terms and conditions of the Lease Amendments, the Landlord has agreed to a slight decrease in rent and granted the Company a rent-free period from August 1, 2011 to March 14, 2012; and (iii) the Landlord agreed not to require the Company to remove certain approved alterations at the expiration of the leases.

The foregoing description of the terms of the Lease Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, copies of which are attached hereto as Exhibits 10.45, 10.46 and 10.47.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.45	Sixth Amendment to Lease between SI 34, LLC, as successor in interest to Sobrato Interests, and the Company dated July 11, 2011 (3380 Central Expressway, Santa Clara, CA).
10.46	Second Amendment to Lease between SI 34, LLC, as successor in interest to Sobrato Interests, and the Company dated July 11, 2011 (3420 Central Expressway, Santa Clara, CA).
10.47	Second Amendment to Lease between SI 34, LLC, as successor in interest to Sobrato Interests, and the Company dated July 11, 2011 (3450 Central Expressway, Santa Clara, CA).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

Date: July 14, 2011	By:	/s/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.45	Sixth Amendment to Lease between SI 34, LLC, as successor in interest to Sobrato Interests, and the Company dated July 11, 2011 (3380 Central Expressway, Santa Clara, CA).
10.46	Second Amendment to Lease between SI 34, LLC, as successor in interest to Sobrato Interests, and the Company dated July 11, 2011 (3420 Central Expressway, Santa Clara, CA).
10.47	Second Amendment to Lease between SI 34, LLC, as successor in interest to Sobrato Interests, and the Company dated July 11, 2011 (3450 Central Expressway, Santa Clara, CA).